SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)          March 27, 2004
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                                Ethyl Corporation
               (Exact name of Registrant as specified in charter)


           Virginia                        1-5112                54-0118820
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(State or other jurisdiction of       (Commission file          (IRS employer
        incorporation)                     number)           identification no.)


330 South Fourth Street, Richmond, Virginia                  23219
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(Address of principal executive offices)                  (Zip code)


Registrant's telephone number, including area code        (804) 788-5000
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                                 Not applicable
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events and Required FD Disclosure.

         On May 27, 2004, Ethyl Corporation (the "Company") issued a press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, reporting that the Company's shareholders had approved the Agreement and Plan of Merger, dated as of March 5, 2004, by and among the Company, NewMarket Corporation ("NewMarket") and Ethyl Merger Sub, Inc., pursuant to which NewMarket will become the new parent holding company for the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

         99.1     Press Release issued by the Company on May 27, 2004.






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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 27, 2004

                                     ETHYL CORPORATION



                                     By: /s/  David A. Fiorenza
                                         -------------------------------
                                         David A. Fiorenza
                                         Vice President and Treasurer


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
                                  Exhibit Index

Exhibit No.            Description

   99.1                Press Release issued by the Company on May 27, 2004




















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